Exhibit 32.2

KERR-McGEE CORPORATION
123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma 73102

CERTIFICATION OF CHIEF FINANCIAL OFFICER
REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Robert M. Wohleber, the Chief Financial Officer of Kerr-McGee Corporation, in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the registrant’s report on Form 10-Q for the period that ended March 31, 2006 as filed with the Securities and Exchange Commission (the "Report") that:

•	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Robert M. Wohleber
______________________

Robert M. Wohleber
Chief Financial Officer
May 10, 2006